Exhibit 99.1
Global Net Lease Fourth Quarter 2025 Investor Presentation Pictured: Home Depot in Lake Park, Georgia

Forward Looking Statements This presentation contains statements that are not historical facts and may be forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding the timing, ability to consummate and consideration related to our anticipated acquisitions and dispositions, the intent, belief or current expectations of us, our operating partnership and members of our management team, our business and growth strategies, and our investment and financing activites, as well as the assumptions on which such statements are based, and generally are identified by the use of words such as “may,” “will,” “seeks,” “anticipates,” “believes,” “expects,” “estimates,” “projects,” “potential,” “predicts,” “plans,” “intends,” “would,” “could,” “should” or similar expressions are intended to identify forward-looking statements, although not all forward-looking statements contain these identifying words. These forward-looking statements are subject to risks, uncertainties, and other factors, many of which are outside of our control, which could cause actual results to differ materially from the results contemplated by the forward-looking statements. These risks and uncertainties include the risks that any potential future acquisition or disposition by us is subject to market conditions, capital availability and timing considerations and may not be identified or completed on favorable terms, or at all. Some of the risks and uncertainties, although not all risks and uncertainties, that could cause our actual results to differ materially from those presented in our forward-looking statements are set forth under “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections in our Annual Report on Form 10-K for the year ended December 31, 2025, filed with the SEC on February 25, 2026, our Quarterly Reports on Form 10-Q and our other filings with the U.S. Securities and Exchange Commission (“SEC”) as such risks, uncertainties and other important factors may be updated from time to time in our subsequent reports. Further, forward-looking statements speak only as of the date they are made, and we undertake no obligation to update or revise any forward-looking statement to reflect changed assumptions, the occurrence of unanticipated events or changes to future operating results over time, unless required by law. Projections This presentation also includes estimated projections of future operating results. These projections are not prepared in accordance with published guidelines of the SEC or the guidelines established by the American Institute of Certified Public Accountants for preparation and presentation of financial projections. This information is not fact and should not be relied upon as being necessarily indicative of future results; the projections were prepared in good faith by management and are based on numerous assumptions that may prove to be wrong. All such statements, including but not limited to estimates of value accretion, synergies, run-rate or annualized figures and results of future operations after making adjustments to give effect to assumed future operations reflect assumptions as to certain business decisions and events that are subject to change. As a result, actual results may differ materially from those contained in the estimates. Accordingly, there can be no assurance that the estimates will be realized, or that the projections described in this presentation will be realized at all. This presentation also contains estimates and information concerning our industry and tenants, including market position, market size and growth rates of the markets in which we operate, that are based on industry publications and other third-party reports. This information involves a number of assumptions and limitations, and you are cautioned not to give undue weight to these estimates. We have not independently verified the accuracy or completeness of the data contained in these publications and reports. The industry in which we operate is subject to a high degree of uncertainty and risk due to a variety of factors, including those described in the “Risk Factors”, “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and “Quantitative and Qualitative Disclosures about Market Risk” sections of the Company’s Annual Report on Form 10-K, and all of its other filings with the SEC, as such risks, uncertainties and other important factors may be updated from time to time in the Company’s subsequent reports. Credit Ratings A securities rating is not a recommendation to buy, sell or hold securities and may be subject to revision or withdrawal at any time. Each rating agency has its own methodology of assigning ratings and, accordingly, each rating should be evaluated independently of any other rating. Q4 2025 2

Continued Execution of Strategic Goals in Q4’25 Over the course of 2025, GNL delivered a total return of 32%, compared to 12% for its net lease peers, significantly outperforming the peer group and underscoring the market’s recognition of GNL’s disciplined execution of its stated strategic objectives Q4 2025 3 2025 in Review 32% GNL Total Return in 2025 $2.2B Decrease in Net Debt Since Q4’24 BBB-Corporate Credit Rating Upgrade £250MMcLaren Campus Sale Through its strategic disposition plan, GNL has successfully reduced its Net Debt balance by $2.2 billion, significantly strengthening its balance sheet, lowering cost of capital, enhancing financial flexibility and serving as a platform to support strategic initiatives and sustainable performance Driven by GNL’s successful completion of major strategic initiatives — including the approximately $1.8 billion Multi-Tenant Retail Portfolio sale and the refinancing of its Revolving Credit Facility — Fitch Ratings upgraded GNL’s corporate credit rating to investment-grade BBB- from BB+, reflecting its enhanced credit profile and strengthened balance sheet At the end of Q4’25, GNL sold the McLaren Campus for £250 million, or approximately $336 million(1) , at a cash cap rate of 7.4%, approximately £80 million, or $108 million(1), above its April 2021 purchase price and reflecting a 210 basis-point compression in the cap rate since acquisition, while also increasing the overall proportion of investment-grade tenancy across the portfolio and reducing exposure to the automotive industry GNL continues to deliver consistent results, reflecting the Company’s disciplined execution of its strategic initiatives 1. Calculated based on a GBP/USD exchange rate of 1.3377 as of December 22, 2025.

Track Record of Delivering on Strategic Goals Q4 2025 4 Successful Disposition Program Since launching its disposition program, GNL has completed approximately $3.4 billion in sales, highlighted by the $1.8 billion Multi-Tenant Retail Portfolio sale, which accelerated debt reduction efforts and materially strengthened the balance sheet and portfolio Significant Leverage Reduction GNL has prioritized deploying net proceeds from non-core asset sales toward debt reduction, lowering Net Debt to Adjusted EBITDA by nearly two turns since the end of Q4’23, going from 8.4x to 6.7x, and materially strengthening its overall leverage profile Accretive Share Repurchase Program GNL deploys a portion of net proceeds from non-core asset sales to accretively repurchase shares, having repurchased 17.2 million shares for $136 million at a weighted average price of $7.88(1) 2025 in Review Throughout 2025, GNL undertook a broad set of actions that collectively repositioned the Company – elevating overall quality through a more streamlined portfolio, a materially lower leverage profile, enhanced liquidity and improved credit metrics 1. Represents share repurchases from January 1, 2025 through February 20, 2026.

` Q4 2025 5 2025 in Review Achieved 12% Renewal Leasing Spreads GNL continued to showcase its strong asset management capabilities through robust leasing activity, achieving a 12% renewal spread in 2025 by taking a proactive approach with tenants, while further highlighting the mission-critical nature of its portfolio and the attractive mark-to-market opportunities it offers Refinanced Revolving Credit Facility GNL successfully executed a $1.8 billion refinancing of its Revolving Credit Facility, delivering an immediate 35 basis point reduction in interest rate spread, boosting liquidity to $962 million and extending the Company’s weighted average debt maturity, providing greater financial flexibility Lowered G&A Expense and Capex Through the $1.8 billion sale of its Multi-Tenant Retail Portfolio, GNL has successfully repositioned itself as a pure-play single-tenant net lease REIT, enabling a reduction in G&A expenses and a material decrease in capital expenditures as operations were streamlined Track Record of Delivering on Strategic Goals (Cont’d) GNL Management executed a disciplined strategy designed to reposition GNL’s path forward, generate measurable balance sheet and portfolio improvements, and meaningfully expand strategic flexibility heading into the next phase of growth

2025 in Review

A Year of Significant Improvements

GLOBAL NET LEASE

GNL's non-core disposition program, highlighted by the Multi-Tenant Retail Portfolio Sale, focused on assets with shorter remaining lease terms than the portfolio average and exposure to lower-credit tenants. The transaction strengthened overall portfolio metrics and enabled a meaningful reduction in debt, positioning GNL for durable earnings growth.

	Q4'24	Q4'25	Positive Impact on Portfolio/Operating Metrics	
% IG Rated Tenants[1]	61%	66%	+500bps	*Enhanced Credit Profile of Tenant Base via Non-Core Dispositions*
Renewal Leasing Spread	7%	12%	+500bps	*Proactive Asset Management Leading to Incremental Value Within GNL's Portfolio*
Net Debt to Adjusted EBITDA	7.6x	6.7x	(0.9x)	*Significantly Reduced Leverage & Enhanced Overall Credit Profile*
Weighted Average Interest Rate	4.8%	4.2%	(600bps)	*Decline in Interest Rate Due to Leverage Reduction & Revolving Credit Facility Refinancing*
Liquidity	$492M	$962M	+470M	*Improved Liquidity Following Significant Debt Reduction*
Capacity on Revolving Credit Facility	$460M	$1,491M	+$1,031M	*Improved Capacity Following Significant Debt Reduction*

1. Metric based on Annualized SLR as of December 31, 2024 and 2025. Refer to Investment Grade Rating definition included in the footnotes on slide 9.

Q4 2025 6

(10.2%) (2.9%) (1.4%) 2.8% 6.6% 12.2% 17.2% 20.5% 24.9% 29.8% 31.1% 32.3% Outperformed Net Leased Peers Source: MSRE Net Lease Comps as of December 31, 2025. GNL delivered the highest total return among net lease peers from January 1 through December 31, 2025, reflecting a meaningful period of outperformance supported by continued execution of strategic objectives Q4 2025 7 2025 in Review Through disciplined execution in 2025, GNL has begun to close the valuation gap with its net lease peers and, while encouraged by the progress achieved to date, the Company believes there is a clear path to continued growth supported by the execution of its 2026 corporate objectives

Shifting Focus to Growth ▪ Shifting from a deleveraging and disposition-driven strategy to accretive recycling of capital to drive earnings growth ▪ Maintain a disciplined approach toward capital allocation and leverage What’s Ahead in 2026 1 2 3 Selectively Sell Assets with a Focus on Reducing Office Exposure ▪ GNL intends to selectively and opportunistically sell assets, with a strong emphasis on office properties ▪ Net sale proceeds would maintain financial flexibility and provide capital for prudent earnings growth Redeployment of Sale Proceeds Into Accretive Acquisitions ▪ GNL plans to target single-tenant industrial and retail acquisitions ▪ Originate acquisitions that enhance portfolio quality, generate durable cash flows and support durable earnings growth Q4 2025 8 2026 Strategic Priorities 2026 Initial Financial Guidance $0.80 – $0.84 AFFO per Share(1) 6.5x – 6.9x Net Debt to Adjusted EBITDA(1)(2) $250M – $350M Gross Transaction Volume(3) 1. We do not provide guidance on net income. We only provide guidance on AFFO per share and our Net Debt to Adjusted EBITDA ratio and do not provide reconciliations of this forward-looking non-GAAP guidance to net income per share or our debt to net income due to the inherent difficulty in quantifying certain items necessary to provide such reconciliations as a result of their unknown effect, timing and potential significance. Examples of such items include impairment of assets, gains and losses from sales of assets, and depreciation and amortization from new acquisitions and other non-recurring expenses. 2. Adjusted EBITDA annualized based on forecasted Adjusted EBITDA for the quarter ended December 31, 2026 multiplied by four. Annualized figures based on assumed future operations that reflect assumptions as to certain business decisions and events that are subject to change. There can be no assurance that these annualized figures will prove to be accurate. 3. 2026 full year guidance based on gross transaction volume of $250 million and $350 million, inclusive of both dispositions and acquisitions.

U.S. / Canada 74% Europe 26% Geographic Distribution Global Portfolio of Mission-Critical Assets Q4 2025 9 Real Estate Portfolio Overview 820 Properties Industrial & Distribution 46% Office 27% Retail 27% Annualized SLR by Segment 41M Square Feet 97% Occupancy 6.1 Years Weighted Average Remaining Lease Term(1) 86% Contractual Rent Increases(2) 66% Investment Grade Tenants(1)(3) Note: Portfolio metrics as of December 31, 2025. 1. Metric calculated based on annualized SLR as of December 31, 2025. 2. The percentage of leases with rent increases is based on straight line rent as of December 31, 2025. Refer to SLR definition included in the footnotes on slide 12. Contractual cash base rent increases average 1.4% per year and include fixed percent or actual increases, or country CPI-indexed increases, which may include certain floors or caps on rental increases. As of December 31, 2025, and based on straight-line rent, approximately 61.7% are fixed-rate increases, 19.6% are based on the Consumer Price Index, 5.0% are based on other measures and 13.7% do not contain any escalation provisions. 3. As used herein, Investment Grade includes both actual investment grade ratings of the tenant or guarantor, if available, or implied investment grade. Implied investment grade may include actual ratings of tenant parent, guarantor parent (regardless of whether or not the parent has guaranteed the tenant's obligation under the lease) or by using a proprietary Moody's analytical tool, which generates an implied rating by measuring a company's probability of default. The term "parent" for these purposes includes any entity, including any governmental entity, owning more than 50% of the voting stock in a tenant or a guarantor. Based on annualized SLR and as of December 31, 2025, GNL’s portfolio was 34% actual investment grade rated and 32% implied investment grade rated. Fully-integrated, internally managed platform with a strategically assembled single-tenant portfolio

Earnings Summary ($MM) Revenue from Tenants $117.0 Net Income Attributable to Common Stockholders $37.2 NOI(1) $104.4 Cash NOI(1) $104.7 Adjusted Funds from Operations (AFFO)(1) $48.5 Adjusted Funds from Operations (AFFO)(1) per Share $0.22 Weighted Average Diluted Shares Outstanding 219.1 Debt Capitalization ($MM) Total Secured Debt $1,321 3.75% Senior Notes $500 4.50% Senior Notes $500 Revolving Credit Facility $324 Total Unsecured Debt $1,324 Total Debt $2,645 Interest Coverage Ratio(2) 2.9x Weighted Average Interest Rate Cost(3) 4.2% Q4 2025 Financial Highlights Q4 2025 10 Financial Foundation 1. AFFO, Adjusted EBITDA, NOI and Cash NOI are non-GAAP financial measures, see Non-GAAP Financial Measures in the Appendix. 2. The interest coverage ratio is calculated by dividing actual adjusted EBITDA for Q4 2025 by cash paid for interest (calculated based on the interest expense less non-cash portion of interest expense and amortization of mortgage discounts, net). 3. Weighted-average interest rate cost is based on the outstanding principal balance. 4. Represents total debt outstanding of $2.6 billion, less cash and cash equivalents of $180.1 million. 5. Excludes the effect of discounts and deferred financing costs, net. 6. Gross asset value is defined as total assets plus accumulated depreciation and amortization as of December 31, 2025. 7. Liquidity includes $781.7 million of availability under the Revolving Credit Facility and $180.1 million of cash and cash equivalents as of December 31, 2025. GNL’s full-year 2025 AFFO per Share of $0.99 exceeded its revised guidance range of $0.95 to $0.97, while 2025 Net Debt to Adjusted EBITDA of 6.7x was toward the lower end of the guidance range of 6.5x to 7.1x $2,465 Net Debt(4)(5) $5,314 Gross Asset Value(6) 6.7x Net Debt(4)(5) to Adjusted EBITDA(1) $962 Liquidity(7) 46.4% Net Debt(4)(5) / Gross Asset Value(6) 98% Fixed Rate Debt

Financial Foundation

Proactive Balance Sheet Management

Strategic Focus:

- **Maintain Improved Leverage Levels**
  As GNL enters the next phase of its corporate strategy focused on durable earnings growth, the Company intends to execute this transition through a disciplined, balanced approach to capital allocation while maintaining financial flexibility
- **Reduce Cost of Capital**
  Continue to manage borrowings efficiently under the Revolving Credit Facility to take advantage of its lower interest rate spreads across currencies, generating approximately 170 basis points of interest rate savings[7]
- **Further Strengthen Capital Structure**
  GNL continues to actively monitor the overall bond market as it evaluates the opportunity for a potential investment-grade bond issuance

Well-Laddered Debt Maturities[6]


$95
$131
$500
$315
$500
$647
$324
$133
2026
2027
2028
2029
2030
Thereafter
Mortgage Debt
Revolving Credit Facility
Senior Notes

3.0 Years
Weighted Average Debt Maturity[4]

Since Q4'24, Reduced Net Debt[(2)(3)] by $2.2B

$962M
Liquidity[(5)]

$1.5B
Capacity on Revolving Credit Facility

6.7x
Net Debt[(2)(3)] to Adjusted EBITDA[(1)]

BBB-
Fitch Corporate Rating

1. Adjusted EBITDA is a non-GAAP measures, see Non-GAAP Financial Measures in the Appendix.
2. Represents total debt outstanding of $2.6 billion, less cash and cash equivalents of $180.1 million.
3. Excludes the effect of discounts and deferred financing costs, net.
4. Assumes GNL exercises its two 6-month extension option on its Revolving Credit Facility.
5. Liquidity includes $781.7 million of availability under the Revolving Credit Facility and $180.1 million of cash and cash equivalents as of December 31, 2025.
6. Excludes the effect of discounts and deferred financing costs, net. Current balances as of December 31, 2025 are shown in the year the debt matures.
7. Based on rates as of January 30, 2026.

Q4 2025 11

Real Estate Portfolio

Global Presence. Durable Portfolio.

GLOBAL NET LEASE

	Total Portfolio	Industrial and Distribution		Retail		Office
Number of Properties	820	187	+	578	+	55
Square Feet (millions)	40.7	28.2	+	6.6	+	5.9
SLR[1] (millions)	$409	$188 (46%)	+	$110 (27%)	+	$111 (27%)
U.S. | Europe Exposure%[2]	74% | 26%	82% | 18%		83% | 17%		50% | 50%
% Leased[3]	97%	97%	+	97%	+	97%
WALT[2]	6.1 Years	6.2 Years	+	6.9 Years	+	4.3 Years
Percent IG Rated Tenants[2][4]	66%	66%	+	52%	+	80%
Rent Escalations[2]	86%	91%	+	76%	+	87%
Average Annual Rent Increase[2]	1.4%	1.7%	+	1.0%	+	1.5%

GNL's competitive advantage of having a global presence and diversified portfolio provides flexibility to focus on attractive opportunities in multiple segments and markets that the Company believes will contribute long-term value to GNL shareholders

Note: Portfolio metrics as of December 31, 2025.
1. Calculated as of December 31, 2025, using annualized rent ("SLR") converted from local currency into USD as of December 31, 2025 for the in-place lease on the property on a straight-line basis, includes tenant concessions such as free rent, as applicable.
2. Metric based on annualized SLR as of December 31, 2025.
3. Metric calculated based on square feet as of December 31, 2025.
4. Refer to Investment Grade Rating definition included in the footnotes on slide 9.

Q4 2025 12

48% 3% 4% 4% 4% 4% 5% 5% 6% 8% 9% Other Pharmacy Technology Discount Retail Aerospace Distribution Consumer Goods Auto Manufacturing Healthcare Freight & Logistics Financial Services Tenant Industry Diversification (% of SLR)(1) 2.1% 2.1% 2.2% 2.3% 2.4% 2.5% 2.8% 2.9% 3.6% 5.6% Top Ten Tenants (% of SLR)(1) Industry-Leading, Credit-Worthy Tenants Q4 2025 13 Real Estate Portfolio 80.0% Of Top 10 Tenants are Investment-Grade Rated(4) Note: Portfolio metrics as of December 31, 2025. 1. Metric based on annualized SLR as of December 31, 2025. Refer to SLR definition included in the footnotes on slide 12. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 9. 3. “Other” represents the aggregate of all industries with less than three percent exposure. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top ten tenants. High-quality portfolio supported by financially strong, recession-resistant tenants across essential sectors Top ten tenants represent only 29% of SLR with no single tenant accounting for more than 5.6% Actual: Baa2 Actual: Baa2 Implied: Baa2 Actual: Baa1 Actual: Baa1 Actual: Baa3 Actual: Aa1 Actual: Aa3 Actual: Ba1 Represents Investment-Grade Tenant(2) (3) Actual: NR

Global Footprint, Local Execution GNL’s geographically diverse portfolio combines global scale with local expertise. Spanning multiple regions, we believe the Company is positioned to respond to unique market dynamics, optimize value, and manage risk. GNL engages directly with tenants to support operational needs and long-term objectives, structuring customized solutions that drive stability, sustainable growth, and lasting value. Q4 2025 14 Real Estate Portfolio United States / Canada | 73.7% of Total SLR Southeast – 18.6% Pacific Southwest – 3.5% Midwest – 23.7% Northeast – 8.1% Mid-Atlantic – 10.4% Pacific Northwest – 0.7% Southwest – 8.0% Canada – 0.7% Europe | 26.3% of Total SLR United Kingdom – 10.0% France – 1.8% Netherlands – 4.6% Channel Islands – 1.5% Finland – 3.5% Luxembourg – 1.5% Germany – 2.8% Italy – 0.5% Note: Data as of December 31, 2025.

Driving Leasing Momentum Through Active Asset Management Q4 2025 15 Real Estate Portfolio 2025 Single-Tenant Leasing and Renewal Activity New Leases + Renewals Completed 50 2025 Renewal Leasing Spread(1) 11.6% Straight-Line Rent on New Leases + Renewals $33.9 million Square Feet on New Leases + Renewals 3,752,200 Weighted Average Lease Term on New Leases | Renewals 5.2 Years | 6.5 Years Executed a 10-year lease renewal with GE Aviation in Q3’25 at their 369,000- square-foot office building Executed 7 FedEx lease renewals in 2025 totaling ~461,000 square feet, with an 8.1% renewal spread Executed 2 Home Depot lease renewals in Q4’25 totaling ~1.3 million square feet, with a 7.6% renewal spread Note: Leasing activity from 1/1/2025 through 12/31/2025. 1. Calculated using Straight-Line Rent.

2.2% 3.4% 6.9% 12.0% 7.0% 37.8% 0.3% 1.6% 2.4% 1.6% 2.1% 8.2% 3.1% 1.5% 1.7% 2.2% 0.8% 5.2% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule by Property Type (% of Total SF) Industrial and Distribution Retail Office Attractive Lease Maturity Schedule Q4 2025 16 Real Estate Portfolio Note: Data as of December 31, 2025. 1. Weighted average remaining lease term in years is based on square feet as of December 31, 2025. 6.1 Years Weighted Average Remaining Lease Term(1) 5.6% 51.2% 6.5% 11.0% 15.8% 9.9% Stable, long-term, single-tenant net leased assets results in a favorable lease maturity schedule

Top Five Industrial & Distribution Tenants Tenant Credit Rating Country % of Total SLR Actual: Baa2 U.S. / Canada 5.6% Actual: Ba1 U.S. / Italy 3.6% Implied: Baa2 U.S. 2.5% Actual: Baa2 U.S. 2.3% Actual: Baa1 U.S. 2.1% Top 5 Tenants 77.5% IG Rated(2)(3) 16.0% Industrial & Distribution Overview Q4 2025 17 Real Estate Portfolio United States 81% United Kingdom 13% Europe 5% Canada 1% Geographic Breakdown (% of Total SLR) 46% Total Portfolio 187 Properties 28.2M Square Feet 14% CPI Increases(1) 97% Leased 6.2 Years WALT 66% IG Tenants(1) 91% Rent Escalators(1) 1.7% Average Annual Rental Increase(1) 2.2% 3.4% 6.9% 12.0% 7.0% 37.8% 2026 2027 2028 2029 2030 2031+ Tenant Industry Diversification (% of SLR) 6.2 Years Weighted Average Lease Term Note: Portfolio Metrics as of December 31, 2025. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 12. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 9. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Top Five Retail Tenants Tenant Credit Rating Country % of Total SLR Actual: Baa3 U.S. 2.4% Actual: Baa1 U.S. 2.2% Actual: NR U.K. 2.1% Implied: Baa3 U.S. 1.9% Actual: Ba1 U.S. 1.4% Top 5 Tenants 65.0% IG Rated(2)(3) 10.0% 0.3% 1.6% 2.4% 1.6% 2.1% 8.2% 2026 2027 2028 2029 2030 2031+ Tenant Industry Diversification (% of SLR) Retail Overview Q4 2025 18 Real Estate Portfolio United States 83% United Kingdom 12% Europe 5% Geographic Breakdown (% of Total SLR) 27% Total Portfolio(1) 578 Properties 6.6M Square Feet $110M SLR 97% Leased 6.9 Years WALT 52% IG Tenants(1) 76% Rent Escalators(1) 1.0% Average Annual Rental Increase (1) 6.9 Years Weighted Average Lease Term Note: Portfolio Metrics as of December 31, 2025. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 12. 2. Refer to Investment Grade Rating definition included in the footnotes on slide 9. 3. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Top Five Office Tenants Tenant Credit Rating Country % of Total SLR Actual: Aa3 Netherlands 2.9% Actual: Aa1 U.S. 2.8% Actual: A Luxembourg 1.5% Actual: Ba2 U.S. 1.3% Implied: Baa2 U.S. 1.1% Top 5 Tenants 86.5% IG Rated(3)(4) 9.6% Office Overview Q4 2025 19 Real Estate Portfolio United States 50% Europe 34% United Kingdom 16% Geographic Breakdown (% of Total SLR) 27% Total Portfolio(1) 55 Properties 5.9M Square Feet $111M SLR 97% Leased 80% IG Tenants(1) 1.5% Average Annual Rental Increase(1) 87% Rent Escalators(1) 62% Mission Critical(2) 3.1% 1.5% 1.7% 2.2% 0.8% 5.2% 2026 2027 2028 2029 2030 2031+ Lease Maturity Schedule (% of SLR) 4.3 Years Weighted Average Lease Term Note: Portfolio Metrics as of December 31, 2025. 1. Based on annualized SLR. Refer to SLR definition included in footnotes on slide 12. 2. Mission critical includes HQ, Lab, and R&D facilities and is calculated based on square feet. 3. Refer to Investment Grade Rating definition included in the footnotes on slide 9. 4. Calculated by adding the Investment Grade tenants’ percentage of SLR and dividing by the total SLR percentage of the top five tenants.

Select Office Portfolio Case Studies GE Aviation | 369,000 Square Feet Q4 2025 20 Real Estate Portfolio In July 2025, GNL secured a 10-year lease renewal with GE Aviation, a strong-credit tenant with an implied A3 rating, at their 369,000 square foot, high-quality office asset, successfully aligning rent with current market rates 10-Year Extended Lease Term 36.6% Renewal Spread GSA | 26,533 Square Feet GNL executed a 20-year lease renewal with the GSA at its Lakewood, Colorado location in September 2025, securing a long-term commitment from a U.S. government-backed tenant with an Aa1 credit rating 20-Year Extended Lease Term 3.8% Renewal Spread Government Entity | 99,995 Square Feet 8.1 Years Remaining Lease Term Aa3 Implied Investment Grade GNL successfully negotiated a long-term lease with a government-backed Aa3-rated tenant, securing 100% occupancy of an office building in a prime regional office submarket in France, reflecting the property’s strategic importance to the tenant Grand Rapids, Michigan Lakewood, Colorado Guipavas, France

Executive Team: Leading With Experience. Executing With Discipline. Michael Weil Chief Executive Officer & President Over 20 years of experience leading public REITs and real estate platforms, managing nearly $30 billion across healthcare, retail, office, and industrial assets, and guiding organizations through mergers & acquisitions, IPOs, and internalizations Q4 2025 21 Leadership Chris Masterson Chief Financial Officer Over 20 years of finance and accounting experience, including senior leadership as CFO of multiple public REITs, with prior experience at Goldman Sachs and KPMG Jesse Galloway Executive Vice President & General Counsel Over 25 years of legal and executive experience representing major real estate companies and financial institutions, including 10 years as General Counsel and 15 years in private practice Ori Kravel Chief Operating Officer Over 15 years of experience in corporate strategy, capital markets, and operations within the public REIT sector, having executed over $15 billion in capital markets transactions and $30 billion in M&A transactions Jason Slear Executive Vice President Over 20 years of experience in acquisitions, dispositions, and leasing, with a track record of sourcing and closing more than $10 billion in single-tenant net lease transactions and over 10 million square feet of leasing activity

Board of Directors: Partnering with Management. Focused on Shareholders. Q4 2025 22 Leadership Rob Kauffman Non-Executive Chairperson Co-founder of Fortress Investment Group and previously worked as a Managing Director at UBS, a Principal at BlackRock Financial and at Lehman Brothers M. Therese Antone Independent Director Currently serves as Chancellor of Salve Regina University, a position she has held since her appointment in 2009, and as Commissioner of the Rhode Island Ethics Commission Lisa Kabnick Independent Director Retired Partner at Troutman Pepper Hamilton Sanders LLP, and has also served as a member of the Board of Directors of The Philadelphia Inquirer since 2015 Leslie Michelson Independent Director Currently serves as Lead Independent Director of Franklin BSP Lending Corporation and formerly held the position of Chairman and CEO of Private Health Management, Inc. Michael J.U. Monahan Independent Director Currently serves as a Vice Chair at CBRE, where he has worked for more than 25 years, and previously held positions at Jones Lang Wootton and Cushman & Wakefield Stanley Perla Independent Director Previously served as a member of the Board of Directors and Chair of the Audit Committee of Madison Harbor Balanced Strategies, Inc., and is a former Partner at Ernst & Young, where he worked for 35 years P. Sue Perrotty Independent Director Previously served as President and Chief Executive Officer of AFM Financial Services and Tower Health and held the role of Executive Vice President and head of Global Operations at First Union Corp for 28 years Gov. Edward G. Rendell Independent Director Previously served two terms as the 45th Governor of the Commonwealth of Pennsylvania, and also served as Mayor of Philadelphia Leon C. Richardson Independent Director Founder, President, and Chief Operating Officer of The Chemico Group, one of the largest minority-owned chemical management and distribution companies in the U.S., and also serves on the Stellantis Advisory Council and the GM Inclusion Board Michael Weil Director Chief Executive Officer of Global Net Lease, Inc., since 2023, and a member of the Board of Directors since 2012. Previously served as CEO of The Necessity Retail REIT and as President of the Board of Directors of the Real Estate Investment Securities Association (now ADISA)

Financial Definitions Non-GAAP Financial Measures This presentation includes various performance indicators and non-GAAP financial measures that we use to help us evaluate our performance, ability to incur and service debt, financial condition and results of operations. These non-GAAP financial measures include Funds from Operations (“FFO”), Core Funds from Operations (“Core FFO”), Adjusted Funds from Operations (“AFFO”), Adjusted Earnings before Interest, Taxes, Depreciation and Amortization (“Adjusted EBITDA”), Net Operating Income (“NOI”), Cash Net Operating Income (“Cash NOI”) and Cash Paid for Interest. While NOI is a property-level measure, AFFO is based on total Company performance and therefore reflects the impact of other items not specifically associated with NOI such as, interest expense, general and administrative expenses and operating fees to related parties. Additionally, NOI does not reflect an adjustment for straight-line rent, but AFFO does include this adjustment. FFO, Core FFO, AFFO, Adjusted EBITDA, NOI and Cash NOI and pro forma presentations of the foregoing are financial measures that are calculated and presented on the basis of methodologies other than in accordance with generally accepted accounting principles in the United States of America (“GAAP”). Definitions of such non-GAAP measures can be found in the Company’s Q4 2025 earnings release for the quarter ended December 31, 2025, furnished as exhibit 99.1 to the Current Report on Form 8-K filed on February 25, 2026. Reconciliations of such non-GAAP measures for Q4 2025 to their nearest comparable GAAP measures can be found in the Appendix found within, and with respect to the quarterly information regarding Q4 2024, the reconciliations can be found in the Company’s earnings release for the quarter ended December 31, 2024, furnished as exhibit 99.1 to the Current Report on Form 8-K filed with the SEC on February 27, 2025. Any non-GAAP financial measures used in this presentation are in addition to, and not meant to be considered superior to, or a substitute for, the Company’s financial statements prepared in accordance with GAAP. Additional information with respect to the Company is contained in its filings with the SEC and is available at the SEC's website, www.sec.gov, and on the Company’s website, https://www.globalnetlease.com/. Caution on Use of Non-GAAP Measures FFO, Core FFO, AFFO, Adjusted EBITDA, NOI, Cash NOI and Cash Paid for Interest should not be construed to be more relevant or accurate than the current GAAP methodology in calculating net income or in its applicability in evaluating our operating performance. The method utilized to evaluate the value and performance of real estate under GAAP should be construed as a more relevant measure of operational performance and considered more prominently than the non-GAAP measures. Other REITs may not define FFO in accordance with the current National Association of Real Estate Investment Trusts (“NAREIT”) definition (as we do) or may interpret the current NAREIT definition differently than we do or may calculate Core FFO or AFFO differently than we do. Consequently, our presentation of FFO, Core FFO and AFFO may not be comparable to other similarly-titled measures presented by other REITs. We consider FFO, Core FFO and AFFO useful indicators of our performance. Because FFO, Core FFO and AFFO calculations exclude such factors as depreciation and amortization of real estate assets and gain or loss from sales of operating real estate assets (which can vary among owners of identical assets in similar conditions based on historical cost accounting and useful-life estimates), FFO, Core FFO and AFFO presentations facilitate comparisons of operating performance between periods and between other REITs in our peer group. Q4 2025 23 Appendix

Non-GAAP Reconciliations (Amounts in thousands) Three Months Ended 31-Dec-25 Net income $48,181 Depreciation and amortization 44,439 Interest expense 42,626 Income tax expense 12,434 EBITDA 147,680 Impairment charges 31,972 Equity-based compensation 3,024 Merger, transaction and other costs 1,458 Gain on dispositions of real estate investments (100,625) Loss on derivative instruments 268 Loss on extinguishment and modification of debt 2,335 Other income (780) Write offs of straight-line rent 384 Discontinued operations adjustments 5,637 Adjusted EBITDA 91,353 General and administrative 13,377 Write offs of straight-line rent (384) Discontinued operations adjustments 13 NOI 104,359 Amortization of above- and below- market leases and ground lease intangibles and right-of-use assets, net 1,088 Straight-line rent (777) Cash NOI $104,670 Cash Paid for Interest: Interest Expense – continuing operations $42,626 Non-cash portion of interest expense (1,961) Amortization of discounts on mortgages and senior notes (8,833) Total Cash Paid for Interest $31,832 Q4 2025 24 Appendix

Non-GAAP Reconciliations (Amounts in thousands) Three Months Ended 31-Dec-25 Net income attributable to common stockholders (in accordance with GAAP) $37,245 Impairment charges 31,972 Depreciation and amortization 44,439 Gain on dispositions of real estate investments (100,625) Discontinued operations FFO adjustments 71 FFO (as defined by NAREIT) attributable to stockholders 13,102 Merger, transaction and other costs 1,458 Loss on extinguishment and modification of debt 2,335 Discontinued operations Core FFO adjustments 2 Core FFO attributable to stockholders 16,987 Non-cash equity-based compensation 3,024 Non-cash portion of interest expense 1,961 Amortization related to above- and below- market lease intangibles and right-of-use assets, net 1,088 Straight-line rent (777) Eliminate unrealized gains on foreign currency transactions(1) (792) Amortization of discounts on mortgages and senior notes 8,833 Eliminate deferred tax expense related to the disposition of the McLaren Campus(2) 12,741 Eliminate losses related to multi-tenant disposition receivable(3) 5,541 Adjusted funds from operations (AFFO) attributable to common stockholders $48,516 Weighted-average shares outstanding – Basic and Diluted 219,056 Net loss per share attributable to common stockholders $0.16 FFO per share $0.06 Core FFO per share $0.08 AFFO per share $0.22 Dividends declared $42,055 Q4 2025 25 Appendix 1. For AFFO purposes, we adjust for unrealized gains and losses. For the three months ended December 31, 2025, the loss on derivative instruments was $0.3 million which consisted of unrealized gains of $0.8 million and realized losses of $1.1 million. 2. Represents deferred tax expense specifically related to the capital gain recorded upon the disposition of the McLaren campus. This amount is recorded in the income tax expense line item in our consolidated statements of operations. We do not consider this expense to be part of our normal operating performance and have, accordingly, increased AFFO for this amount. 3. Represents adjustments to the fair value of the embedded derivative feature of the multi-tenant disposition receivable. We do not consider these adjustments to be indicative of our normal operating performance and have, accordingly, increased AFFO for this amount.